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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
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                                   Form 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 3, 2003



                                 ACCENTURE LTD
            (Exact name of Registrant as specified in its charter)



    Bermuda                       001-16565                     98-0341111
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

                                  Cedar House
                                41 Cedar Avenue
                            Hamilton HM12, Bermuda
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (441) 296-8262


                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1     Press Release, dated March 3, 2003.

Item 9. Regulation FD Disclosure

     On March 3, 2003 Accenture issued a press release announcing enhanced management structure and senior executive appointments. A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ACCENTURE LTD


                                 By:     /s/ Douglas G. Scrivner
                                     --------------------------------
                                     Name:    Douglas G. Scrivner
                                     Title:   General Counsel and Secretary

Date:  March 6, 2003